Exhibit 10.16(g)

LETTER AGREEMENT NO. 6A

As of October 31, 2014

Frontier Airlines, Inc.

7001 Tower Road

Denver, Colorado 80249-7312

Re:	A321 AIRCRAFT PERFORMANCE GUARANTEE – CEO (CFM ENGINES)

Dear Ladies and Gentlemen,

FRONTIER AIRLINES (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A321 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A321 Aircraft as described in the A321 Standard Specification ***** as amended by the following SCNs:

ii)	*****

iii)	*****

iii)	*****

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement except as provided in paragraph 6 below (for purposes of this Letter Agreement the “A321 Aircraft”).

2.	***** GUARANTEES

2.1	*****

2.1.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

h)	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

2.1.2	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

2.2	*****

2.2.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

h)	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

2.2.2	*****

*****

2.3	*****

2.3.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

g)	*****

h)	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

2.3.2	*****

*****

2.4	*****

2.4.1	*****

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

h)	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

2.4.2	*****

*****

2.5	*****

2.5.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

*****

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	*****

g)	*****

h)	*****

1)	*****

2)	*****

3)	*****

4)	*****

5)	*****

2.5.2	*****

*****

2.6	*****

3.	***** GUARANTEE

*****

4.	GUARANTEE CONDITIONS

4.1	*****

4.2	*****

4.3	*****

4.4	*****

4.5	*****

5.	GUARANTEE COMPLIANCE

5.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

5.2	*****

5.3	*****

5.4	*****

5.5	*****

5.6	*****

5.7	*****

6.	ADJUSTMENT OF GUARANTEES

6.1	*****

6.2	*****

7.	EXCLUSIVE GUARANTEES

*****

8.	*****

*****

8.1	*****

8.1.1	*****

8.1.2	*****

8.2	*****

8.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ James G. Dempsey

Its:	Chief Financial Officer

Confidential